EXHIBIT 10.2

AMERICAN PROPERTY MANAGEMENT

2154 N.E. Broadway Portland, Oregon 97232

Mailing Address: P.O. Box 12127, Portland, Oregon 97212

Phone 503-281-7779 Fax 503-460-2616

FIFTH AMENDMENT TO LEASE
LEASE EXTENSION

January 10, 2003

AMERICAN PROPERTY MANAGEMENT Account #C-02/296/8923-02

It is mutually agreed that the Lease Agreement dated October 29, 1996, the First Amendment to Lease dated December 9, 1997, the Lease Extension dated September 11, 1998, the Third Amendment to Lease dated August 1, 2000, and the Fourth Amendment to Lease dated August 27, 2002 (collectively the “LEASE”), between AMERICAN PROPERTY MANAGEMENT CORP. as agent for and on behalf of WESTON HOLDING CO., L.L.C. (“LESSOR”), and GARDENBURGER, INC., an Oregon corporation (“LESSEE”), for Suite #400 consisting of approximately 18,850 square feet (this measurement includes a load factor for the building of 0%) (“Premises”) in the Morrison Plaza Office Building located at 1411 SW Morrison St. in Portland, Oregon (“Building”) is hereby modified as follows:

Article 1                 FOURTH AMENDMENT TO LEASE

Upon the full execution of this Fifth Amendment to Lease, the Fourth Amendment to Lease shall become null and void and of no further cause or effect.

Article 2                 EXTENSION TERM

Page One of the LEASE shall be amended with the addition of the following:

Commencing January 10, 2003 the Lease term shall be extended for a period of one (1) year and terminate December 31, 2003 (“Extension Term”).

Article 3                 INITIAL BASE RENTAL

Page One of the LEASE shall be amended with the addition of the following:

Commencing January 10, 2003 the initial base rental for the Extension Term shall be $16,310.84 per month.

Article 4                 SURRENDER

Section 18.1 of the LEASE, “Surrender,” shall be amended with the addition of the following:

Commencing July 1, 2003, LESSOR shall have the right to market the Premises.

Article 5                 LESSOR AGREED TENANT IMPROVEMENTS

Section 42.1 of the LEASE, “Interior Design & Modification”, and Section 43.1 of the LEASE, “Lessor Agreed Tenant Improvements”, shall be amended with the following:

See Exhibit “B-4” Space Plan and Exhibit “C-4” Interior Space Work Agreement, incorporated herein by reference.

If any provisions contained in this Exhibit “C-4” Interior Space Work Agreement are inconsistent with any other provisions contained in this LEASE (ie: Exhibit “B-4” Space Plan), the provisions contained in this Exhibit “C-4” Interior Space Work Agreement shall control.

Article 6                 OPTION TO RENEW

Section 49.1 of the LEASE, “Option to Renew,” is hereby deleted in its entirety.

Article 7                 SPECIAL PROVISION

Section 51.1 of the LEASE, “Confidentiality,” shall be added to the LEASE as follows:

LESSEE agrees to keep the terms and conditions of this Fifth Amendment to Lease confidential, and LESSEE further agrees to advise LESSEE’S employees and agents not to disclose the terms and conditions of this Fifth Amendment to Lease to other Landlords, Tenants or Brokers with the exception and understanding that the LESSEE is a publicly held company and that this confidentiality arrangement will not apply to any financial reporting that needs to be done to meet the financial reporting requirements of a publicly held company.

Article 8                 EXPIRATION OF OFFER

This offer to extend LESSEE’S LEASE shall expire at the sole option of the LESSOR if this Fifth Amendment to Lease is not signed and delivered to the LESSOR with no changes and accompanied by appropriate pre-paid monies by January 10, 2003 at 5:00 p.m.

The signing of this Fifth Amendment to Lease by the parties hereto constitutes a Lease between them incorporating all of the terms and conditions contained in the original LEASE heretofore made between LESSEE and LESSOR, or LESSOR’S predecessor in interest, except as modified by the terms of this Fifth Amendment to Lease. If any provisions contained in this Fifth Amendment to Lease are inconsistent with any other provisions of the original LEASE, the provisions in this Fifth Amendment to Lease shall control. This Fifth Amendment to Lease is to be attached to the original LEASE, which is to be deemed a part of it. This Fifth Amendment to Lease shall not be binding at the sole option of the LESSOR if, as of the commencement date of the Extension Term herein, the LESSEE is in default under any of the provisions of the original LEASE above described.

IN WITNESS WHEREOF, the respective parties have executed this instrument in duplicate on this, the day, the month, and the year hereinbelow written, any corporation signature being by authority of its Board of Directors.

LESSOR: AMERICAN PROPERTY MANAGEMENT CORP.		LESSEE: GARDENBURGER, INC.,
as agent for and on behalf of		an Oregon corporation
WESTON HOLDING CO., L.L.C.

X	/s/ Douglas D.Lindholm	X	/s/ Lorraine Crawford
	Douglas D.Lindholm		Lorraine Crawford
	Vice President of Commercial Property		Vice President of Finance

DATE: 1-10-03		DATE: 1-10-03